                                                                   Exhibit 10.34

                                   AGREEMENT
                                   ---------


     AGREEMENT dated as of March 12, 2001 among FIFTY WASHINGTON LIMITED PARTNERSHIP ("Landlord"), INFORMIX CORPORATION ("Informix"), INFORMIX SOFTWARE, INC. ("I-Software") and ASCENTIAL SOFTWARE, INC. ("A-Software").


                                   BACKGROUND
                                   ----------

     Reference is made to the Lease dated May 3, 1994, as amended (the "Lease"), from 50 Washington Street Associates Limited Partnership, as Landlord (Landlord having become the Landlord thereunder), to Ardent Software, Inc. (then named VMark Software, Inc.), as Tenant, of premises at 50 Washington Street, Westborough, Massachusetts. Capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

     Ardent Software, Inc. has been merged into Informix effective as of June 30, 2000. Informix and its wholly-owned subsidiaries, I-Software and A-Software, use the Demised Premises, and have agreed to be jointly and severally liable as Tenants under the Lease.


                                   WITNESSETH

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The parties agree that Informix, I-Software and A-Software have become Tenants under the Lease and that, from time to time, Informix, I-Software and A-Software, or any of them, shall be entitled to occupy the Premises.


     2. Informix, I-Software and A-Software, jointly and severally, hereby assume and agree to and with Landlord to perform, fulfill and observe all of the covenants, agreements, obligations and liabilities of the Tenant under the Lease, whenever arising.


     3. Landlord hereby consents to the foregoing and agrees that Informix, I-Software and A-Software have become the Tenants under the Lease and that, from time to time, Informix, I-Software and A-Software, or any of them, shall be entitled to occupy the Premises. Landlord's consent shall in no way be deemed to be a release or waiver of the obligation to obtain Landlord's consent or approval to any future assignment, subletting or other action as required by the Lease.


     4. Landlord hereby grants approval to perform the signage as submitted by I-Software on February 16, 2001 (attached as Exhibit A hereto). All work must be performed in accordance with the Lease.

     WITNESS the execution hereof as an instrument under seal as of the date first above written.


FIFTY WASHINGTON LIMITED PARTNERSHIP

By:  FIFTY WASHINGTON, INC.
     Its sole General Partner

By: /s/ Christopher Egan
    -------------------------------------------
     Christopher Egan, President and Treasurer,
     not individually and without personal
     liability

INFORMIX CORPORATION

By: /s/ Gary Lloyd
   --------------------------------------------
Printed Name:  Gary Lloyd
Title:         Vice President, General Counsel and Secretary

ASCENTIAL SOFTWARE, INC.

By: /s/ Gary Lloyd
    -------------------------------------------
Printed Name:  Gary Lloyd
Title:         Vice President, General Counsel and Secretary


INFORMIX SOFTWARE, INC.

By: /s/ Scott Harlan
    -------------------------------------------
Printed Name: Scott Harlan
Title:        Vice President, General Counsel and Secretary

                                   EXHIBIT A
                                  Page 1 of 3

[INFORMIX(R) SOFTWARE WAY TO WEB(TM) LOGO]

                                                         Informix Software, Inc.
                                                         50 Washington St.
                                                         Westborough, MA 01581
                                                         Tel 508 366 3888
                                                         Fax 508 366 3669
                                                         www.informix.com

2/16/01

Mr. Christopher Hannon
Sr. Property Manager
Carruth Capital, LLC
Suite 2000
40 Washington Street
Westboro, MA 01581

Chris:

Informix Corporation has recently announced the formation of a new company, Ascential Software, Inc. Ascential will remain an operating company of Informix Corporation, as will Informix Software. The worldwide corporate headquarters of Ascential Software is now 50 Washington Street. As required by the terms of our lease, we ask for your approval to install external signage at the site to reflect the name Ascential Software.

Although the signage will reflect the name Ascential Software, Informix recognizes, and will honor, the terms of the lease currently in place with 50 Washington Limited Partnership.

If you need further information, please contact Gary Richardson, Facilities Manager at x3017.

Sincerely,

/s/ James D. Foy
James D. Foy
President
Informix Software, Inc.

cc: G. Richardson

                                   EXHIBIT A
                                  Page 2 of 3

[ASCENTIAL(TM) SOFTWARE LOGO]

1. Furnish & install (Q1) 10'6" x 38' replacement flex face for roof sign cabinet.

                                   EXHIBIT A
                                  Page 3 of 3

[ASCENTIAL(TM) SOFTWARE LOGO]

2. Furnish & install (Q2) 30 1/2" x 95 1/2" x 3/16" white
   lexan replacement faces. Remove & dispose of existing faces.

[ASCENTIAL(TM) SOFTWARE RECEIVING RIGHT ARROW LOGO]
[ASCENTIAL(TM) SOFTWARE RECEIVING LEFT ARROW LOGO]

3. Furnish & install (Q2) 11 3/4" x 49 1/2"
   white aluminum overlay panels.

[ASCENTIAL(TM) SOFTWARE LOGO]

4. Furnish & install (Q2) 60" X 96" nylon flags to be mounted to existing flagpole. (Q1) to have custom logo, (Q1) to be standard USA flag.

[ASCENTIAL(TM) SOFTWARE LOGO]

5. Furnish & install (Q1) 18" x 24"
   aluminum sign with white reflective background and vinyl text. Sign to be mounted to existing pole along Rte. 9.